                                                                      EXHIBIT 99

 Chrysler Financial                                                                   Distribution Date:                      9/6/01
 DaimlerChrysler Auto Trust 2001-A Monthly Servicer's Certificate (HG)                                                   Page 1 of 2
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    Payment Determination Statement Number                                        6.00
    Distribution Date                                                           9/6/01

    Dates Covered                                              From and Including                   To and Including
    -------------                                              ------------------                   ----------------
         Collections Period                                                     8/1/01                             8/31/01
         Accrual Period                                                         8/6/01                              9/5/01
         30/360 Days                                                                30
         Actual/360 Days                                                            31



                                                                    Number of
    Collateral Pool Balance Data                                    Accounts                            $ Amount
    ----------------------------                                    --------                            --------

    Pool Balance - Beginning of Period                                         117,041                    1,695,150,011.45
    Collections of Installment Principal                                                                     38,844,071.17
    Collections Attributable to Full Payoffs                                                                 16,113,252.37
    Principal Amount of Repurchases                                                                                      -
    Principal Amount of Gross Losses                                              -                           1,956,427.54
                                                                                               ---------------------------

    Pool Balance - End of Period                                               115,577                    1,638,236,260.37
                                                                                               ===========================





    Pool Statistics                                                                                   End of Period
    ---------------                                                                            ---------------------------

    Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,974,999,135.90
    Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.83

    Ending O/C Amount                                                                                       102,153,129.42
    Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.07

    Cumulative Net Losses                                                  1,054,968.71                       1,719,855.78
    ---------------------
    Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.00
    Cumulative Recovery Ratio                                                                                         0.66
    60+ Days Delinquency Amount                                                                               5,546,725.58
    Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

    Weighted Average APR                                                                                              0.07
    Weighted Average Remaining Term (months)                                                                         46.22
    Weighted Average Seasoning (months)                                                                              10.71




 Chrysler Financial                                                                   Distribution Date:                      9/6/01
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

 DaimlerChrysler Auto Trust 2001-A Monthly Servicer's Certificate (HG)                                                   Page 2 of 2

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
       Cash Sources
            Collections of Installment Principal                                                                38,844,071.17
            Collections Attributable to Full Payoffs                                                            16,113,252.37
            Principal Amount of Repurchases                                                                                 -
            Recoveries on Loss Accounts                                                                          1,291,540.47
            Collections of Interest                                                                              9,460,687.81
            Investment Earnings                                                                                    130,444.38
            Reserve Account                                                                                      4,651,165.00
            Total Sources                                                                                       70,491,161.20
                                                                                                  ----------------------------


                                                                                                  ============================

       Cash Uses
            Servicer Fee                                                                                         1,412,625.01
            Note Interest                                                                                        6,448,521.64
            Reserve Fund                                                                                         4,651,165.00
            O/C Release to Seller                                                                               22,422,603.76
            Note Principal                                                                                      35,556,245.79
            Total Cash Uses                                                                                     70,491,161.20
                                                                                                  ----------------------------

                                                                                                  ============================

       Administrative Payment
       Total Principal and Interest Sources                                                                     70,491,161.20
       Investment Earnings in Trust Account                                                                       (130,444.38)
       Daily Collections Remitted                                                                              (45,684,599.27)
       Cash Reserve in Trust Account                                                                            (4,651,165.00)
       Servicer Fee (withheld)                                                                                  (1,412,625.01)
       O/C Release to Seller                                                                                   (22,422,603.76)
                                                                                                  ----------------------------
            Payment Due to/(from) Trust Account                                                                 (3,810,276.22)
                                                                                                  ============================



O/C Release               (Prospectus pg S16)
Pool Balance                                                    1,638,236,260.37
------------
Yield Supplement O/C Amount                                       (38,149,665.63)
Adjusted Pool Balance                                           1,600,086,594.74

Total Securities                                                1,536,083,130.95
                                                     ----------------------------

                                                     ============================
Adjusted O/C Amount                                                64,003,463.79

O/C Release Threshold                                              64,003,463.79

O/C Release Period?       (A1 Notes Matured)          Yes

O/C Release                                                        22,422,603.76




                                               Beginning                  Ending                   Principal
                                                Balance                  Balance                    Payment
                                              --------------------    ----------------------------------------------------
Notes & Certificates
Class A-1  300,000,000.00  @   5.095%               11,173,376.74                        -             11,173,376.74
Class A-2  790,000,000.00  @   4.98%               790,000,000.00           765,617,130.95             24,382,869.05
Class A-3  370,000,000.00  @   5.16%               370,000,000.00           370,000,000.00                         -
Class A-4  340,000,000.00  @   5.40%               340,000,000.00           340,000,000.00                         -
Certificates                                        60,466,000.00            60,466,000.00                         -
                                              --------------------    -----------------------------------------------
    Total Securities                             1,571,639,376.74         1,536,083,130.95             35,556,245.79
                                              ====================    ===============================================


                                              Principal per                 Interest       Interest per
                                                $1000 Face                  Payment         $1000 Face                  Original
                                              --------------------------------------------------------------
Notes & Certificates                                37.24                   49,021.64             0.16             300,000,000.00
Class A-1  300,000,000.00  @   5.095%               30.86                3,278,500.00             4.15             790,000,000.00
Class A-2  790,000,000.00  @   4.98%                    -                1,591,000.00             4.30             370,000,000.00
Class A-3  370,000,000.00  @   5.16%                    -                1,530,000.00             4.50             340,000,000.00
Class A-4  340,000,000.00  @   5.40%                    -                           -                               60,466,000.00
Certificates                                                       -------------------                          ------------------
                                                                         6,448,521.64                            1,860,466,000.00
    Total Securities                                               ===================                          ==================




* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period   31


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